UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2014
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

and

Item 7.01 Regulation FD Disclosure

A press release issued by the Registrant on July 24, 2014 regarding earnings for the three and six months ended June 30, 2014, is attached as Exhibit 99.1. Also, certain supplemental information not included in the press release is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 23, 2014, the Compensation Committee and Board of Trustees approved a correction to the long-term incentive plan (LTIP) adopted on April 23, 2014 and described in a Form 8-K filed on April 29, 2014 (the “Form 8-K”).  As corrected, the LTIP provides that each regular award opportunity (i.e., the regular award opportunity for the three-year period commencing in 2014 and each regular award opportunity thereafter) will vest 75% at the end of the three-year performance period and 25% on the one-year anniversary of the end of the performance period.  As such, each such regular award opportunity will be payable 75% in unrestricted shares and 25% in restricted shares that vest after one year.  The one-time transition award opportunity will continue to vest as set forth in the Form 8-K.

Item 8.01 - Other Events

The Board of Trustees adopted a new trustee share ownership policy for non-employee trustees.  Under the new policy, each trustee is required to retain an aggregate number of common shares of the Trust at least equal to five times the annual cash retainer.  In order to calculate the required number of shares, the annual cash retainer is multiplied by five, with the resulting product then being divided by the average closing price for the 60 days prior to the date compliance is calculated.

The policy takes effect on July 23, 2014, with each non-employee trustee being required to meet the threshold within five years after their initial election to the Board.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release issued July 24, 2014 regarding earnings for the three and six months ended June 30, 2014
99.2	Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

July 24, 2014
(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued July 24, 2014 regarding earnings for the three and six months ended June 30, 2014
99.2	Certain supplemental information not included in the press release